Financial assets and liabilities	9 Months Ended
Sep. 30, 2018
Financial Instruments [Abstract]
Financial assets and liabilities
Financial assets and liabilities
The table below presents fair values and the allocation of the fair value measurements to the hierarchy levels as at September 30, 2018 and December 31, 2017.

	In USD k as at
	Sep 30, 2018			Dec 31, 2017
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Financial assets measured at fair value
Receivables from derivatives	—	6,826	—	—	3,554	—
Financial liabilities measured at fair value
Liabilities from derivatives	—	3,967	—	—	5,193	—
Liabilities for which fair values are disclosed
Term loan	—	664,439	—	—	684,234	—
Local bank loans	—	—	—	—	12,512	—

The receivables from derivatives of USD 6,826k and USD 3,554k as at September 30, 2018 and December 31, 2017, respectively, are presented in other non-current financial assets with an amount of USD 499k and USD 2,647k as at September 30, 2018 and December 31, 2017, respectively, and in other current financial assets with an amount of USD 6,327k and USD 907k as at September 30, 2018 and December 31, 2017, respectively. In 2014 and 2017 the Company acquired interest rate caps (both Euro and USD denominated) to hedge interest rate risks on current term loan financing. Since 2017, the Company has been entering into commodity derivative agreements to hedge the impact of raw material price fluctuations on cost of sales for specific sales.
The liabilities from derivatives of USD 3,967k and USD 5,193k as at September 30, 2018 and December 31, 2017, respectively, are presented in other financial liabilities. Those derivatives are solely used to hedge the on balance sheet payables and receivables and interest rate payments on the term loan as part of our hedging strategy.
On May 8, 2018 Orion signed an amendment to the credit agreement to reprice its EUR- and USD-denominated outstanding term loans. The repricing on the US dollar tranche reflects a 50 basis point reduction on margin from 2.50% to 2.00%, whereas on the euro tranche there is a 25 basis point reduction on margin from 2.50% to 2.25%. This repricing will reduce Orion's annual interest payments by approximately USD 2.4 million. Other provisions of the credit agreement remained unchanged. In conjunction with the amendment of the credit agreement, Orion effectively converted on May 11, 2018 USD 235,000k of its USD-denominated term loan into EUR by way of a cross currency swap as part of a new hedging approach. This swap transaction impacts both principal and interest payments associated with debt service and will result in a further annual interest payments savings of approximately USD 4.7 million over and above the interest savings achieved by the amendment itself. The swap became effective on May 15, 2018 and will expire on July 25, 2024, in line with maturity of the term loan. As a result of the new cross currency swap, Orion terminated the current USD denominated interest rate caps on May 14, 2018, and received the proceeds of the termination of USD 4.0 million on May 16, 2018.
A portion of the USD-denominated term loan was designated as a hedge of the net investment in a foreign operation to reduce the Company's foreign currency exposure. Since January 1, 2015 the Company had designated USD 180 million of the total USD denominated term loan held by a Germany-based subsidiary as the hedging instrument to hedge the change in net assets of a US subsidiary, which is held by a Germany-based subsidiary, to manage foreign currency risk. Due to the new hedging approach and the new cross currency swap described above, hedge accounting for the net investment hedge was discontinued on May 15, 2018. An unrealized loss of USD 2.2 million remains within other comprehensive income until it is recycled through profit and loss upon divestment of the hedged item.
In light of the above measures, the refinancing activities qualified as an extinguishment and an amount of USD 1.7 million of capitalized transaction costs was released through finance expenses in the three months ended June 30, 2018 while new transaction costs of USD 0.7 million were capitalized and will be amortized over time in line with maturity of the term loan.
The USD-denominated term loan decreased during the first nine months ended September 30, 2018 from USD 288,426k at December 31, 2017 to USD 285,810k due to a regular repayment of 0.75% of the initial principal amount. The USD-equivalent of the euro term loan decreased during the first nine months of 2018 from USD 395,808k at December 31, 2017 to USD 378,629k due to a regular repayment of 0.5% of the initial principal amount, and foreign exchange revaluation effects.
On May 11, 2018 the local South Korean entity fully repaid a local term loan facility with KEB Hana Bank in the amount of KRW 13.3 billion (equivalent to USD 12.3 million), using proceeds of South Korean land sale.